UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2024

Distoken Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41622	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Unit 1006, Block C, Jinshangjun Park No. 2 Xiaoba Road, Panlong District Kunming, Yunnan, China	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +86 871 63624579

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value $0.0001 per share	DIST	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant entitling the holder to purchase one ordinary share at a price of $11.50 per share	DISTW	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-tenth of one ordinary share	DISTR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

Business Combination Agreement

As previously disclosed by Distoken Acquisition Corporation, a Cayman Islands exempted company (“Distoken”) in its Current Report on Form 8-K filed with the Securities and Exchange Commission on May 23, 2024, on May 17, 2024, Distoken entered into a Business Combination Agreement (the “Business Combination Agreement”) with Youlife Group Inc., a Cayman Islands exempted company (“Pubco”), Xiaosen Sponsor LLC, a Cayman Islands limited liability company (the “Sponsor”), Youlife I Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of Pubco (“First Merger Sub”), Youlife II Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of Pubco (“Second Merger Sub”), and Youlife International Holdings Inc., a Cayman Islands exempted company (“Youlife”) (all of the transactions contemplated by the Business Combination Agreement and other ancillary documents, the “Business Combination”).

On November 13, 2024, Distoken, Pubco, the Sponsor, First Merger Sub, Second Merger Sub and Youlife entered into the first amendment to the Business Combination Agreement (the “BCA Amendment”), to, among other things, (i) adopt an American depository share facility, (ii) revise the scope and terms of certain lock-up provisions applicable to the Sponsor and Youlife shareholders, and (iii) clarify certain matters related to the dual-class share structure of Pubco following the closing (the “Closing”) of the Business Combination. Under the new American depository share facility, at the Closing, Pubco will issue its ordinary shares in the form of American depository shares (“Pubco ADSs”) to Distoken and Youlife shareholders holding registered shares, which Pubco ADSs will be listed on the Nasdaq Capital Market in lieu of Pubco ordinary shares, and the warrants to be issued by Pubco will be exercisable for Pubco ADSs. Upon becoming registered shares, Pubco ordinary shares will be exchangeable for Pubco ADSs.

Forms of Amended Lock-Up Agreements

As previously disclosed, on May 17, 2024, Pubco, Youlife and Distoken have entered into lock-up agreements (the “Lock-Up Agreements”) with the Sponsor and with certain Youlife shareholders. Prior to the Closing, Pubco, Youlife, Distoken, the Sponsor and certain Youlife shareholders intend to enter into amended and restated lock-up agreements to amend and restate the Lock-Up Agreements and supersede the terms of the letter agreement dated February 15, 2023 (the “Insider Letter”), by and among Distoken, the Sponsor and the executive officers and directors of Distoken.

Specifically, Pubco, Youlife and Distoken intend to enter into the Amended and Restated Founder Lock-Up Agreement (the “Amended Founder Lock-Up Agreement”) with the Sponsor prior to the Closing, amending and restating the Lock-Up Agreement that was executed by the Sponsor on May 17, 2024, and superseding the provisions of the Insider Letter with respect to transfer restrictions on the ordinary shares of Distoken held by the Sponsor that are designated as founder shares (the “Founder Shares”). The Amended Founder Lock-up Agreement provides for a lock-up period with respect to the Founder Shares (but not the private placement securities or working capital securities held by the Sponsor) commencing on the date of the Closing (the “Closing Date“) and ending on the one-year anniversary of the Closing Date (with respect to 50% of such shares subject to early release if the last trading price of Pubco ADSs equals or exceeds $12.50 for any 20 trading days within any 30 trading day period commencing at least 150 days after the Closing).

Pubco, Youlife and Distoken intend to enter into the Amended and Restated Company Founder Lock-Up Agreement (the “Amended Company Founder Lock-Up Agreement”) with Youtch Investment Co., Ltd., a holding company wholly owned by Mr. Yunlei Wang, prior to the Closing, amending and restating the lock-up agreement that was executed by Youtch Investment Co., Ltd., on May 17, 2024. The Amended Company Founder Lock-up Agreement provides for a lock-up period commencing on the Closing Date and ending on the one-year anniversary of the Closing Date (with respect to 50% of such shares subject to early release if the last trading price of Pubco ADSs equals or exceeds $12.50 for any 20 trading days within any 30 trading day period commencing at least 150 days after the Closing).

Pubco, Youlife and Distoken also intend to enter into the Amended and Restated Company Lock-Up Agreements (each, an “Amended Company Lock-Up Agreement”) with each shareholder of Youlife (other than Mr. Yunlei Wang) prior to the Closing, certain of which Company Lock-Up Agreements will amend and restate the lock-up agreements that were executed by certain shareholders of Youlife on May 17, 2024. The Amended Company Lock-up Agreements provide for a lock-up period commencing on the Closing Date and ending on the date that is 180 calendar days after the Closing Date (with respect to 50% of such shares subject to early release if the last trading price of Pubco ADSs equals or exceeds $12.50 for any 20 trading days within any 30 trading day period commencing at least 90 days after the Closing). The restrictions set forth in the Amended Company Lock-Up Agreements are waivable in writing by Pubco, Youlife and Distoken at any time prior to the Closing, and they may do so to the extent required for Pubco to have sufficient public float to meet Nasdaq initial listing requirements.

The BCA Amendment and forms of the Amended Founder Lock-Up Agreement, the Amended Company Founder Lock-Up Agreement and the Amended Company Lock-Up Agreement are filed with this Current Report on Form 8-K as Exhibits 2.1, 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference, and the foregoing descriptions of the BCA Amendment and the Amended Founder Lock-Up Agreement, the Amended Company Founder Lock-Up Agreement and the Amended Company Lock-Up Agreement are qualified in their entirety by reference thereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	First Amendment to the Business Combination Agreement, dated November 13, 2024, by and among Distoken Acquisition Corporation, Youlife Group Inc., Xiaosen Sponsor LLC, Youlife I Limited, Youlife II Limited, and Youlife International Holdings Inc.
10.1	Form of Amended Founder Lock-Up Agreement
10.2	Form of Amended Company Founder Lock-Up Agreement
10.3	Form of Amended Company Lock-Up Agreement

Additional Information About the Business Combination and Where to Find It

This Current Report on Form 8-K relates to a proposed Business Combination between Distoken and Youlife. This Current Report on Form 8-K does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the Business Combination, the parties intend to file with the SEC the Registration Statement, which will include a preliminary proxy statement of Distoken and a preliminary prospectus of Pubco, and after the Registration Statement is declared effective, Distoken will mail a definitive proxy statement/prospectus relating to the Business Combination to its shareholders. This communication does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. DISTOKEN’S AND YOULIFE’S SHAREHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT/PROSPECTUS AND THE AMENDMENTS THERETO AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED IN CONNECTION WITH THE BUSINESS COMBINATION, AS THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT DISTOKEN, YOULIFE, PUBCO AND THE BUSINESS COMBINATION. After the Registration Statement is declared effective by the SEC, the definitive proxy statement/prospectus and other relevant materials for the Business Combination will be mailed to shareholders of Distoken as of a record date to be established for voting on the Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Distoken Acquisition Corporation, Unit 1006, Block C, Jinshangjun Park, No. 2 Xiaoba Road, Panlong District, Kunming, Yunnan, China; Tel: +86 871 63624579.

Participants in the Solicitation

Distoken and its directors and executive officers may be deemed participants in the solicitation of proxies from Distoken’s shareholders with respect to the Business Combination. A list of the names of those directors and executive officers of Distoken is contained in Distoken’s Annual Report on Form 10-K filed with the SEC on April 17, 2024, which is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to: Distoken Acquisition Corporation, Unit 1006, Block C, Jinshangjun Park, No. 2 Xiaoba Road, Panlong District, Kunming, Yunnan, China; Tel: +86 871 63624579. Additional information regarding the interests of such participants will be set forth in the Registration Statement when available.

Youlife, Pubco and their directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Distoken in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be included in the Registration Statement when available.

Non-Solicitation

This Current Report on Form 8-K does not constitute, and should not be construed to be, a proxy statement or the solicitation of a proxy, solicitation of any vote or approval, consent or authorization with respect to any securities or in respect of the proposed Business Combination described herein and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Forward-Looking Statements

This Current Report on Form 8-K contains certain statements that may be considered forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include, without limitation, statements about future events or Distoken’s, Youlife’s or Pubco’s future financial or operating performance. For example, statements regarding Youlife’s anticipated growth and the anticipated growth in demand for Youlife’s products, services and solutions, the anticipated size of Youlife’s addressable market and other metrics, statements regarding the benefits of the Business Combination, and the anticipated timing of the completion of the Business Combination are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “might,” “plan,” “possible,” “project,” “strive,” “budget,” “forecast,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology.

These forward-looking statements regarding future events and the future results of Distoken, Youlife and Pubco are based on current expectations, estimates, forecasts, and projections about the industry in which Youlife operates, as well as the beliefs and assumptions of Distoken’s management and Youlife’s management. These forward-looking statements are only predictions and are subject to known and unknown risks, uncertainties, assumptions and other factors beyond Distoken’s, Youlife’s or Pubco’s control that are difficult to predict because they relate to events and depend on circumstances that will occur in the future. They are neither statements of historical fact nor promises or guarantees of future performance. Therefore, Youlife’s and Pubco’s actual results may differ materially and adversely from those expressed or implied in any forward-looking statements and Distoken, Youlife and Pubco therefore caution against relying on any of these forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Distoken and its management, Youlife and its management, and Pubco and its management, as the case may be, are inherently uncertain and are inherently subject to risks, variability and contingencies, many of which are beyond Distoken’s, Youlife’s or Pubco’s control. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement and any subsequent definitive agreements with respect to the Business Combination; (ii) the outcome of any legal proceedings that may be instituted against Distoken, Youlife, Pubco or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (iii) the inability to complete the Business Combination due to the failure to obtain consents and approvals of the shareholders of Distoken, to obtain financing to complete the Business Combination or to satisfy other conditions to closing, or delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals required to complete the transactions contemplated by the Business Combination Agreement; (iv) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; projections, estimates and forecasts of revenue and other financial and performance metrics, projections of market opportunity and expectations, and the estimated implied enterprise value of Pubco; (vi) Youlife’s and Pubco’s ability to scale and grow its business, and the advantages and expected growth of Pubco; (vii) Pubco’s ability to source and retain talent, the cash position of Pubco following closing of the Business Combination; (viii) the ability to meet stock exchange listing standards in connection with, and following, the consummation of the Business Combination; (ix) the risk that the Business Combination disrupts current plans and operations of Youlife as a result of the announcement and consummation of the Business Combination; (x) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of Pubco or Youlife to grow and manage growth profitably, maintain key relationships and retain its management and key employees; (xi) costs related to the Business Combination; (xii) changes in applicable laws, regulations, political and economic developments; (xiii) the possibility that Youlife or Pubco may be adversely affected by other economic, business and/or competitive factors; (xiv) Youlife’s estimates of expenses and profitability; (xv) the failure to realize estimated shareholder redemptions, purchase price and other adjustments; and (xvi) other risks and uncertainties set forth in the filings by Distoken or Pubco with the SEC. There may be additional risks that neither Distoken nor Youlife presently know or that Distoken and Youlife currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Any forward-looking statements made by or on behalf of Distoken, Youlife or Pubco speak only as of the date they are made. None of Distoken, Youlife or Pubco undertakes any obligation to update any forward-looking statements to reflect any changes in their respective expectations with regard thereto or any changes in events, conditions or circumstances on which any such statement is based.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Distoken Acquisition Corporation

Date: November 18, 2024	By:	/s/ Jian Zhang
		Name:	Jian Zhang
		Title:	Chief Executive Officer